1 | EYEPOINT PHARMACEUTICALS Delivering Innovation to the Eye Investor Presentation May 2022 Exhibit 99.1

Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995,  and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements  that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations regarding the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a novel six-month treatment for serious eye diseases, including wet age-related macular degeneration; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the success of current and future license agreements; the extent to which COVID-19 impacts our business; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of our commercialized products; market acceptance of products; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. Forward Looking Statements

COMPANY OVERVIEW Compelling Pipeline Leverages Proven Durasert® Technology Compelling pipeline focused on retinal disease EYP-1901 – vorolanib (TKI) in bioerodible Durasert Positive safety and efficacy data from Phase 1 DAVIO clinical trial Phase 2 trial in wet AMD to begin in Q3 2022 with top line data anticipated in 2H 2023 Phase 2 trial in diabetic retinopathy to begin in 2H 2022, diabetic macular edema in 1Q 2023 Additional molecules and MOAs under evaluation Durasert® - proven intravitreal (IVT) drug delivery  Sustained local drug delivery with a single in-office IVT injection Constant (zero-order kinetics), stable release of drug over months or years Safely administered to thousands of patients' eyes across four FDA approved products Strong Balance Sheet $191 million in cash and investments on March 31, 2022 Cash runway into 2H of 2024 under current plan Commercial franchise, YUTIQ and DEXYCU, positioned for 2022 break-even 3 | EYEPOINT PHARMACEUTICALS

5 | EYEPOINT PHARMACEUTICALS DURASERT® Proven Sustained Release Intravitreal Drug Delivery PLATFORM TECHNOLOGY 4 | EYEPOINT PHARMACEUTICALS

PROVEN TECHNOLOGY DURASERT® Safe Sustained Intravitreal Delivery Delivered by a single in-office intravitreal injection Continuous, stable release can provide consistent and reliable drug delivery over weeks, months, or years Non-Erodible - Approved Products YUTIQ® (2018, EyePoint) - Posterior Segment Uveitis ILUVIEN® (2014, Alimera) - DME RETISERT® (2005, B&L) - Uveitis VITRASERT® (1996, B&L) - CMV retinitis Bioerodible – EYP-1901 Non-erodible polyimide coating eliminated Drug release dynamics Initial burst from insert surface Constant, zero-order kinetic release rate over months 5 | EYEPOINT PHARMACEUTICALS

EYP-1901 – Vorolanib in Bioerodible Durasert® Our goal is nothing short of transforming the treatment of wet AMD, diabetic retinopathy, and diabetic macular edema PIPELINE 6 | EYEPOINT PHARMACEUTICALS

PIPELINE EYP-1901 RETROSPECTIVE STUDY OF 3350 RANIBIZUMAB AND 4300 AFLIBERCEPT TREATMENT-NAIVE EYES WITH WET AMD 7 | EYEPOINT PHARMACEUTICALS Unmet Need - Real World Reality – Even One Missed Injection Can Mean Loss of Vision Study evaluated 1,041 pts getting intravitreal anti-VEGF therapies 60% went to scheduled follow up - 40% did not Conclusion: With frequent injections required for current standard of care, a delay in care of only 5.34 weeks resulted in visual loss Sustained release options may give practitioners and patients improved outcomes

EYP-1901 Single injection of up to 3 inserts Bioerodible formulation of Durasert Initial drug burst from surface of insert potentially beneficial Zero order kinetics release EYP-1901 -Vorolanib in Bioerodible Durasert® A novel approach to wet AMD therapy 8 | EYEPOINT PHARMACEUTICALS Vorolanib Receptor-binding TKI Activity against all isoforms of VEGF and PDGF Oral vorolanib previously studied in wet AMD phase 1 and phase 2 programs1,2 Jackson et al. JAMA Ophthalmol 2017 Cohen MN et al. Br J Ophthalmol. 2021

23 | EYEPOINT PHARMACEUTICALS Vorolanib Blocks all Isoforms of VEGF and PDGF PIPELINE EYP-1901 VEGF-B VEGF-C VEGF-D VEGF-A R1 / INFLAMMATION R2 / BLOOD VESSEL LEAKAGE R3 / BLOOD VESSEL GROWTH & LEAKAGE VEGF SIGNALING PATHWAYS VOROLANIB 9 | EYEPOINT PHARMACEUTICALS Approved Anti-VEGF-A therapies VOROLANIB VOROLANIB

EYP-1901 DAVIO Phase I Clinical Trial Results 10 | EYEPOINT PHARMACEUTICALS

 Proof of Concept for Intravitreal Vorolanib in Wet AMD Positive Safety Data No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs - majority mild and to be expected EFFICACY and DURABILITY Positive Efficacy Data Stable VA and OCT Median time to supplemental anti-VEGF: 6 months 76 % supplemental treatment free up to 4 months 53 % supplemental treatment free up to 6 months 41 % supplemental treatment free up to 9 months Clinically significant reduction in treatment burden by 79 % at 6 months – 75 % at 8 months SAFETY EYP-1901 DAVIO Phase 1 Clinical Trial Met all Objectives 11 | EYEPOINT PHARMACEUTICALS

BCVA: best corrected visual acuity; ETDRS: Early Treatment Diabetic Retinopathy Study; CST: central subfield thickness EYP-1901 DAVIO Phase 1 Clinical Trial Participants More serious disease with above average anti-VEGF injection frequency prior to enrollment 12 | EYEPOINT PHARMACEUTICALS

Ocular adverse events (AEs) specific interest: No vitreous floaters No endophthalmitis No retinal detachment No implant migration in the anterior chamber No retinal vasculitis No posterior segment inflammation No ocular serious adverse events (SAEs) reported No drug-related systemic SAEs reported Ocular AEs Observed: One eye: mild asymptomatic anterior chamber cell/flare; Treated with Maxitrol® eyedrops – resolved in 8 days –no sequelae or recurrence One eye: asymptomatic vitreous hemorrhage from injection; Observed EYP-1901 DAVIO Phase 1 Clinical Trial Primary endpoint met with positive overall safety data at 6 months and continuing to date through 8 months 13 | EYEPOINT PHARMACEUTICALS

EYP-1901 DAVIO Phase 1 Clinical Trial Efficacy Results Visual acuity (VA) and central subfield thickness (CST) stable 8 months after single treatment BCVA: best corrected visual acuity Interim data – monitored through 6 months For all 17 eyes at 8 months VA = -3.0 letters OCT: optical coherence tomography; CST: central subfield thickness For all 17 eyes at 8 months CST on OCT = + 2.4 microns 14 | EYEPOINT PHARMACEUTICALS

Interim data – monitored through 6 months EYP-1901 DAVIO Phase 1 Clinical Trial 53% and 41% of patients at 6 months and 8 months, respectively, did not require supplemental anti-VEGF treatment Median Time to supplemental anti-VEGF = 6 Months 15 | EYEPOINT PHARMACEUTICALS

SOC Anti-VEGF Injections Before and After Treatment SoC (Anti-VEGF) + EYP1901 ● Anti-VEGF ○ No supplemental injection given ☐ Missed visit months 16 | EYEPOINT PHARMACEUTICALS EYP-1901 DAVIO Phase 1 Trial Clinically significant reduction in treatment burden - 79 % at six-months Interim data – monitored through 4 months

SOC Anti-VEGF Injections Before and After Treatment SoC (Anti-VEGF) + EYP-1901 ● Anti-VEGF ○ No supplemental injection given ☐ Missed visit months EYP-1901 DAVIO Phase I Trial Clinically significant reduction in treatment burden - 75 % at eight-months Interim data – monitored through 6 months 17 | EYEPOINT PHARMACEUTICALS

Screening Visit: 6 anti-VEGF injections prior to enrollment Initial Diagnosis: 9 months prior to enrollment Initial diagnosis 9 mo before enrollment Screening visit prior to treatment EYP-1901 DAVIO Phase 1 Trial Case Study Retinal anatomy and vision maintained at 12 months following a single injection of EYP-1901 - Low dose cohort (440 µg)

Month 5 – no tx EYP-1901 DAVIO Phase 1 Trial Case Study Retinal anatomy and vision maintained at 12 months following single injection of EYP-1901 - Low dose cohort (EYP-1901 440 µg)

Med Dose Case #3 Month 8 EYP-1901 DAVIO Phase 1 Trial Eight-months after a single EYP-1901 injection, seven patients (41%) did not receive supplemental anti-VEGF treatment - anatomy and vision stable Med Dose Case #4 Month 8 Low-Mid Dose Month 8 Low Dose Month 8 Med Dose Case #1 Month 8 High Dose Month 8 Med Dose Case #2 Month 9* *Month 8 = missed visit 20 | EYEPOINT PHARMACEUTICALS

EYP-1901 DAVIO Phase 1 Trial Retrospective sub-group (n=11) analysis based on entry criteria and anticipated dosing in Phase 2 wet AMD study – 89 % reduction in treatment burden SoC (Anti-VEGF) + EYP-1901 ● Anti-VEGF ○ No supplemental injection given ☐ Missed visit months Subgroup Analysis of DAVIO Medium & High Dose Patients – Using anticipated Ph2 OCT Entry Criteria SOC Anti-VEGF Injections Before and After Treatment Reduction in Treatment Burden of 89 % overall at 8 mos Interim data – monitored through 6 months 21 | EYEPOINT PHARMACEUTICALS

EYP-1901 - Potential as a “Treat to Maintain” Therapy in wet AMD 22 | EYEPOINT PHARMACEUTICALS 1 2 Induction Treatment Start with any standard of care (SoC) VEGF ligand inhibitor Provides known initial visual and anatomical gains Monthly until dry or until no further improvement - then add EYP-1901 as maintenance regimen - “treat to maintain” Maintain with EYP-1901 May result in a less intensive treatment regimen in a majority of wet AMD eyes May keep the majority of eyes visually and anatomically stable for six months or longer Supplement some eyes with a VEGF ligand inhibitor as needed Sustained release of vorolanib (TKI) may maintain initial visual acuity and anatomic gains through continuous pan VEGF suppression at the receptor level

 Proof of Concept for Intravitreal Vorolanib in Wet AMD Positive Safety Data No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs - majority mild and to be expected EFFICACY and DURABILITY Positive Efficacy Data Stable VA and OCT Median time to supplemental anti-VEGF: 6 months 76 % supplemental treatment free up to 4 months 53 % supplemental treatment free up to 6 months 41 % supplemental treatment free up to 9 months Clinically significant reduction in treatment burden by 79 % at 6 months – 75 % at 8 months SAFETY EYP-1901 DAVIO Phase 1 Clinical Trial Met all Objectives 23 | EYEPOINT PHARMACEUTICALS

24 | EYEPOINT PHARMACEUTICALS EYP-1901 Phase 2 Clinical Trial Plans

Phase 2 Plans 25 | EYEPOINT PHARMACEUTICALS Phase 2 trial in Wet AMD expected to initiate in Q3 of 2022 Two EYP-1901 doses, randomized and controlled (aflibercept) Approximately 144 patients across the three arms Anticipate leveraging Phase 1 clinical findings and observations around biomarkers to refine Phase 2 clinical trial design Phase 2 trial in NPDR expected to initiate in 2H 2022 Phase 2 trial in DME anticipated in 2023 PIPELINE EYP-1901

2022 and Beyond Positioned to transform the ophthalmology landscape 26 | EYEPOINT PHARMACEUTICALS Paradigm-shifting potential of DURASERT technology now demonstrated with multiple approved drugs and small molecule agents Ability to utilize technology for small molecule agents with different MOAs Ability to tailor and control dosing frequency for specific indications and patient populations Ability to inject multiple implants with a single injection Apply new technological enhancements to DURASERT platform to further expand the scope and scale of new product candidates PIPELINE EYP-1901

Products FDA Approved Commercial Products 27 | EYEPOINT PHARMACEUTICALS

Approved for the Treatment of Chronic Non-Infectious Uveitis Affecting the Back of the Eye Commercially launched in U.S. in 2019 Patent protection to August 2027 Constant and stable release of fluocinolone with Durasert helps prevent uveitis flares for up to 3 years LICENSE AGREEMENTS Alimera Sciences, Inc. has rights for non-infectious posterior uveitis in the EMEA Rights for China, Hong Kong, Taiwan, Macau , Korea and certain SE Asia countries licensed to Ocumension Therapeutics with a royalty on sales payable to EyePoint PRODUCTS CONTINUOUS CALM IN UVEITIS 28 | EYEPOINT PHARMACEUTICALS

PRODUCTS 60K–100K patients are suffering from posterior segment uveitis in the U.S. The need Flares can cause blindness 30,000 Americans become blind each year because of uveitis Uveitis lasts a lifetime and often affects people in middle age Conventional treatment is burdensome for patients and caregivers The YUTIQ answer 3-year continuous treatment in a single injection that controls flares and preserves eyesight Simple administration in the physician’s office Gives patients and physicians the confidence that comes with three years of assured compliance CONTINUOUS CALM IN UVEITIS 29 | EYEPOINT PHARMACEUTICALS Chronic Non-Infectious Uveitis Causes Blindness With Every Flare

PRODUCTS CONTINUOUS CALM IN UVEITIS Continuous 3-year Delivery Limits Blindness-Causing Uveitis Flares Time to recurrence of uveitis within 36 months YUTIQ MEDIAN TIME TO FIRST RECURRENCE: 1051 DAYS PROBABILITY RECURRENCE 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 60 120 180 240 300 360 420 480 540 600 660 720 780 840 900 960 1020 1080 1140 1200 1260 TIME (DAYS) 3 YEARS IMPLANT DEPLETION FAI Insert (N=87) Sham Injection (N=42) US Phase 3 Trial 30 | EYEPOINT PHARMACEUTICALS

PRODUCTS CUSTOMER DEMAND IN UNITS CONTINUOUS CALM IN UVEITIS 31 | EYEPOINT PHARMACEUTICALS Customer demand remains strong in Q1 2022 *Customer demand is defined as units purchased by Surgery Centers or physicians from the specialty distributors. Q1 2022 demand even with Q4 2021 and 62% above Q1 2021

Treatment of Inflammation Following Ocular Surgery Effective January 1, 2022 sales and marketing activities are managed by our commercial alliance partner ImprimisRx EyePoint retains NDA and continues to record revenue and COGS for DEXYCU LICENSE AGREEMENT Rights for China, Hong Kong, Taiwan, Macau , Korea and certain SE Asia countries licensed to Ocumension Therapeutics with a royalty on sales payable to EyePoint PRODUCTS TARGET THE SITE 32 | EYEPOINT PHARMACEUTICALS Centers for Medicare & Medicaid Services (CMS) extended DEXYCU pass through payment status until December 31, 2022, as part of its Hospital Outpatient Prospective Payment System Final Rule

Record Customer Demand* in Q1 2022 33 | EYEPOINT PHARMACEUTICALS PRODUCTS TARGET THE SITE *Customer demand is defined as units purchased by Surgery Centers or physicians from the specialty distributors Q1 2022 demand up 7% from Q4 2021 and 108% from Q1 2021 CUSTOMER DEMAND IN UNITS

Solid Cash Position and Growing Revenues Supporting Cash Runway 34 | EYEPOINT PHARMACEUTICALS DELIVERING INNOVATION TO THE EYE Financial Summary $191 million of cash and investments on March 31, 2022 $40 million of short and long-term debt on March 31, 2022 $9.0 million of net product revenues in 1Q22, a 32% increase over the same period last year; commercial franchise position to break-even in 2022 Cash runway into 2H of 2024 at current plan

COMPANY OVERVIEW Compelling Pipeline Leverages Proven Durasert® Technology Compelling pipeline focused on retinal disease EYP-1901 – vorolanib (TKI) in bioerodible Durasert Positive safety and efficacy data from Phase 1 DAVIO clinical trial Phase 2 trial in wet AMD to begin in Q3 2022 with top line data anticipated in 2H 2023 Phase 2 trial in diabetic retinopathy to begin in 2H 2022, diabetic macular edema in 1Q 2023 Additional molecules and MOAs under evaluation Durasert® - proven intravitreal (IVT) drug delivery  Sustained local drug delivery with a single in-office IVT injection Constant (zero-order kinetics), stable release of drug over months or years Safely administered to thousands of patients' eyes across four FDA approved products Strong Balance Sheet $191 million in cash and investments on March 31, 2022 Cash runway into 2H of 2024 under current plan Commercial franchise, YUTIQ and DEXYCU, positioned for 2022 break-even 35 | EYEPOINT PHARMACEUTICALS *non-erodible

1 | EYEPOINT PHARMACEUTICALS Delivering Innovation to the Eye